Supplement Dated May 13, 2022
to Prospectus Dated May 1, 2022
for Group Variable Universal Life Insurance

Special Features of the Group Contract for
Executive Group Plans

This document is a supplement to the current prospectus (the “prospectus”) for Group Variable Universal Life Insurance Contracts and Certificates. This supplement must be accompanied by the Group Variable Universal Life prospectus as it contains information specific to your Certificate that may differ from the prospectus.

Special terms that we use are defined in the prospectus. See the GLOSSARY: Definitions Of Special Terms Used In This Prospectus section of the prospectus.

TABLE OF CONTENTS OF THE FUND PROSPECTUSES

Deutsche DWS Variable Series II:
DWS High Income VIP	Appendix 1

Franklin Templeton Variable Insurance Products Trust:
Templeton Foreign VIP Fund	Appendix 2

Janus Aspen Series:
Janus Henderson Overseas Portfolio	Appendix 3
Janus Henderson Research Portfolio	Appendix 4

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Lazard Retirement Series, Inc.:
Lazard Retirement US Small-Mid Cap Equity Portfolio	Appendix 5

MFS® Variable Insurance Trust:
MFS® Research Series	Appendix 6

Prudential Series Fund:
PSF Global Portfolio	Appendix 7
PSF PGIM Flexible Managed Portfolio	Appendix 8
PSF PGIM Government Money Market Portfolio	Appendix 9
PSF PGIM Jennison Blend Portfolio	Appendix 10
PSF PGIM Jennison Growth Portfolio	Appendix 11
PSF PGIM Jennison Value Portfolio	Appendix 12
PSF PGIM Total Return Bond Portfolio	Appendix 13
PSF Stock Index Portfolio	Appendix 14

T. Rowe Price Equity Series, Inc.:
T. Rowe Price All-Cap Opportunities Portfolio	Appendix 15
T. Rowe Price Equity Income Portfolio	Appendix 16

FEE TABLE
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Certificate. In several instances we use the terms “maximum” and “current" charge. The “maximum” charge in each instance is the highest charge that we are entitled to make under the Group Contract. The “current” charge is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time that you buy the Certificate, pay premiums, make transfers between investment options, or surrender or make withdrawals from the Certificate.

TRANSACTION FEES
Charge	When Charge Is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	Deducted from each premium when the premium is paid.	Maximum - 3.5% Current - 0.0%
Charge for Processing Premiums	Deducted from each premium when the premium is paid.	Maximum - $2.00 Current - $0.00
Surrender Charge (Load)	Deducted from each premium when the premium is paid.	Maximum - the lesser of $20 and 2% of the amount surrendered. Current - $0.00
Charge for Taxes Attributable to Premiums[1]	Deducted from each premium when the premium is paid.	Maximum - 6% Current - 2.71%
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund.	Maximum - the lesser of $20 and 2% of the amount withdrawn Current - $0.00
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate year.	Maximum - $20 per transfer after the twelfth Current - $20
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	Maximum - $20 per statement Current - $0.00
Loan Transaction Charge	This charge is assessed when a loan is processed.	Maximum - $20 for each loan Current - $0.00
1.For these purposes, “taxes attributable to premiums” includes any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential. In some states, this is called a

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premium based administrative charge. Currently the amount deducted is 2.71% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

PERIODIC CHARGES OTHER THAN ANNUAL FUND EXPENSES
Charge	When Charge Is Deducted	Amount Deducted
Base Contract Charges:
Account Charge for Variable Investment Options (for Mortality and Expense Risk)	Daily	Maximum - 0.90%[1] of the amount of assets in the Variable Investment Options Current - 0.45%[1] of the amount of assets in the Variable Investment Options
Charge for Administrative Expenses	Monthly	Maximum - $6.00 Current - $0.00
*Cost of Insurance[2] Minimum and Maximum Guaranteed Charge	Monthly
Certificates effective on or before 12/31/2008:
Maximum - $83.33
Minimum - $0.18

Representative guaranteed charge - $0.55[4]

Certificates effective on or after 01/01/2009 and before 1/1/2020:
Maximum - $50.48
Minimum - $0.10

Representative guaranteed charge - $0.19[5]

Certificates effective on or after 01/01/2020:
Maximum - $83.33
Minimum - $0.13

Representative guaranteed charge - $0.40[6]

Net Interest on Loans[5]	Annually	2%
*Additional Insurance Benefits Charges[3]:
Spouse Dependents Term Life Insurance	Monthly
Certificates effective on or before 12/31/2008:
Maximum - $2.19
Minimum - $0.06

Representative guaranteed charge - $0.40[9]

Certificates effective on or after 01/01/2009 and before 1/1/2020:
Maximum - $2.19
Minimum - $0.06

Representative guaranteed charge - $0.40[9]

Certificates effective on or after 01/01/2020:
Maximum - $2.19
Minimum - $0.03

Representative guaranteed charge - $0.40[9]

Child Dependents Term Life Insurance	Monthly	Maximum - $0.08[8] Minimum - $0.08[8] Representative current charge - $0.08[8]

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*The charges shown for Cost of Insurance and AD&D on employee’s life are expressed as rates per $1,000 of Net Amount at Risk. The charges shown for Spouse and Child Term Insurance are expressed as rates per unit. One unit includes $5,000 spouse coverage, $100 child coverage if the child is less than 6 months old, and $2,000 child coverage if the child is 6 months old and over.
1.The daily charge is based on the effective annual rate shown.
2.The maximum Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts reflect the maximum that the insurer can charge; the rates that a particular Participant will pay may be lower. You may obtain more information about the particular COI charges that apply to you by contacting our Customer Service Center toll free at (800) 562-9874.
3.These benefits may not be available to some groups.
4.The representative guaranteed charge for cost of insurance is a sample guaranteed maximum rate charged for a 44-year old insured. The representative guaranteed charge for the cost of insurance may vary by Executive Group contract based on age, most common rating class of actual certificates, and demographics of the group.
5.The representative guaranteed charge for cost of insurance is a sample guaranteed maximum rate charged for a 34-year old insured. The representative guaranteed charge for the cost of insurance may vary by Executive Group contract based on age, most common rating class of actual certificates, and demographics of the group.
6.The representative guaranteed charge for cost of insurance is a sample guaranteed maximum rate charged for a 34-year old insured. The representative guaranteed charge for the cost of insurance may vary by Executive Group contract based on age, most common rating class of actual certificates, and demographics of the group.
7.The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan. The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.
8.These are the maximum and minimum rates currently charged. The contract does not specify a guaranteed maximum or minimum rate for additional insurance benefits.
9.The representative current charge for additional insurance benefits are sample rates currently charged. The representative current charge for spouse term insurance is a sample rate currently charged for a 34-year old insured, who is the spouse of an active employee.

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate. The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy, is contained in the Prospectus for each Fund.

Annual Fund Expenses	Minimum	Maximum
Expenses that are deducted from the Funds’ assets, including management fees, any distribution and/or service (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.	0.29%	1.29%

SUMMARY OF PRINCIPAL RISKS OF INVESTING IN THE CONTRACT
The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.
Definition of Life Insurance

We use the "Guideline Premium Test" for purposes of ensuring that your coverage meets the Internal Revenue Code's definition of life insurance. The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to continue to meet this test.

Under this method we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal to a specified "corridor percentage" of the Certificate Fund based on your Attained Age. See the DEATH BENEFITS - Adjustment in the Death Benefit section of the prospectus for the “corridor percentage.”
THE FUNDS
Fund Companies

Set out in the Appendix is a list of each available Fund and its investment adviser/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

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The Funds

Prudential makes a number of Funds available to insurance programs that are sponsored by groups.  The specific Funds available to you are listed in this Supplement.  The Contract may offer Funds managed by AST Investment Services, Inc. and/or PGIM Investments LLC, both of which are affiliated companies of Prudential (“Affiliated Funds”), and Funds managed by companies not affiliated with Prudential ("Unaffiliated Funds"). Prudential and its affiliates (“Prudential Companies”) receive fees and payments from both the Affiliated Funds and the Unaffiliated Funds. We consider the amount of these fees and payments when determining which funds to make available. Affiliated Funds may provide Prudential Companies with greater fees and payments than Unaffiliated Funds. Because of the potential for greater profits earned by the Prudential Companies with respect to the Affiliated Funds, we have an incentive to offer Affiliated Funds over Unaffiliated Funds.  As indicated next to each Portfolio's description in the table that follows, each Portfolio has one or more subadvisers that provide certain day to day investment management services. We have an incentive to offer Funds with certain subadvisers, either because the subadviser is a Prudential Company or because the subadviser provides payments or support, including distribution and marketing support, to the Prudential Companies. We may consider those subadviser financial incentive factors in determining which Funds to make available.  Also, in some cases, we may offer Funds based on the recommendations made by selling broker-dealer firms. These firms may receive payments from the Portfolios they recommend and may benefit accordingly from allocations of Certificate Fund value to the sub-accounts that invest in these Portfolios. Allocations made to all Affiliated Funds benefit us financially.  Prudential has selected the Funds available for inclusion as investment options under this Contract in Prudential's role as issuer of this Contract, and Prudential does not provide investment advice or recommend any particular Fund.  See Service Fees Payable to Prudential following the table below for more information about fees and payments we may receive from Funds and/or their affiliates.

Each Fund is detailed in separate prospectuses that are provided with this prospectus. You should read the Fund prospectuses before you decide to allocate assets to the Variable Investment Options. The Variable Investment Options that you select are your choice – we do not provide investment advice, nor do we recommend any particular Variable Investment Option. There is no assurance that the investment objectives of the Variable Investment Options will be met. Please refer to the list in the Appendix to see which Variable Investment Options you may choose.

The terms “Fund”, “Portfolio”, and “Variable Investment Option” are largely used interchangeably. Some of the Variable Investment Options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Manager

PGIM Investments LLC serves as investment manager of the Prudential Series Fund.

The investment management agreements for The Prudential Series Fund provide that the investment manager or co-investment managers (the “Investment Managers”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.
The investment managers and subadvisers for the Funds charge a daily investment management fee as compensation for their services. Allocations made to all PSF Funds benefit us financially because fees are paid to us or our affiliates by the PSF Funds. More detailed information, including a full description of these fees, is available in the attached Fund prospectuses.

Service Fees Payable to Prudential

We and our affiliates receive substantial payments from the Funds and/or related entities, such as the Funds’ advisers and subadvisers. Because these fees and payments are made to us and our affiliates, allocations you make to the Funds benefit us financially. In selecting Funds available under the Certificate, we consider the payments that will be made to us.

We receive Rule 12b-1 fees which compensate us for distribution and administrative services. These fees are paid by the Funds out of each Fund’s assets and are therefore borne by Certificate Owners. We also receive administrative services payments, some of which are paid by the Funds and some of which are paid by the advisers of the Funds or their affiliates and are referred to as “revenue sharing” payments. As of May 1, 2022, the maximum combined 12b-1 fees and administrative services payments we receive with respect to a Fund are equal to an annual rate of 0.30% of the average assets allocated to the Fund under the Certificate. We expect to make a profit on these fees and payments and consider them when selecting the Funds available under the Certificate.

In addition, an adviser or subadviser of a Fund or a distributor of the Contract may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Contract. These services may include, but are not limited to: sponsoring or co-sponsoring

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various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker-dealer firms’ registered representatives, and creating marketing material discussing the Contract, available options, and Funds. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation.

In addition to the payments that we receive from Funds and/or their affiliates, those same Funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

CHARGES AND EXPENSES

The current charges under your Group Contract are as follows in this section. For a complete list and description of all charges and expenses, please refer to the CHARGES AND EXPENSES section of the prospectus.

Charge For Taxes Attributable To Premiums
We will deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive.

This charge is currently made up of two parts:
•    The first part is for state and local premium taxes. Currently, it is 2.17% of the premium Prudential receives. (In some states, this charge is called a premium-based administrative charge.) The rates are subject to change based on local, state and federal tax rates.

•The second part is for federal income taxes measured by premiums. Currently, it is 0.54% of premiums received by Prudential. We believe that this second charge is a reasonable estimate of an increase in our federal income taxes resulting from an Internal Revenue Code provision which requires us to capitalize and amortize a percentage of premiums received each year. The required amortization period is 15 years. This charge is intended to recover this increased tax.

We will deduct this charge from each premium payment you make before we invest the payment in the investment options you selected. We may increase this charge if the cost of our taxes related to premiums is increased. We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Account. These are taxes other than those described above. Currently, we do not deduct any charge to cover these additional taxes.

Account Charge For Variable Investment Options (for Mortality and Expense Risk)
Prudential deducts this charge from the assets of the subaccount(s) that correspond to the Funds you select. This charge is to compensate Prudential for assuming mortality and expense risks. Prudential does not deduct this charge from assets invested in the Fixed Account. The current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

Cost Of Insurance
Prudential deducts a monthly charge for the cost of insurance from your Certificate Fund.

For certificates currently available to the largest existing group case, the highest current rate per thousand is $19.56, and applies to insureds at age 99. The lowest current rate per thousand is $0.05, and applies to insureds under age 25.

The following table provides sample per thousand rates (net of taxes):

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$0.07
45	$0.12
55	$0.32
65	$0.90

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Spouse Dependents Term Life Insurance: The highest current rate per thousand for spouse term insurance is currently $2.19 and applies to insureds age 70 and older. The lowest current rate per thousand is $0.06, and applies to insureds under age 24.

Child Dependents Term Life Insurance: The rate for child term insurance is currently $0.08 per thousand.

OTHER GENERAL CERTIFICATE PROVISIONS
Eligibility and Enrollment

Eligibility

Eligible Group Members are active employees, classes or members of the Group as determined by the employer or Group Contract holder.

We refer to each Eligible Group Member who buys coverage as a "Participant." When the term "you" or "your" is used, we are also referring to a Participant.

Qualified dependents may also be eligible for coverage under some plans, as determined by the Employer or Group Contract Holder.

Enrollment Period

There is no limited enrollment period. Eligible Group Members may enroll at any time during the year. But, if the person applies for coverage more than 31 days after first becoming eligible, Prudential will ask for evidence of good health before that person can become covered.
Coverage Information

Face Amount

The minimum Face Amount is $100,000. Terminated or retired Participants generally may reduce their Face Amount to not less than $10,000. The maximum face amount is determined by the Contract Holder and may vary by class. When a Face Amount is based on salary, we round the Face Amount to the next higher multiple of $1,000 if it is not already an even multiple of $1,000. See the OTHER GENERAL CONTRACT PROVISIONS - How Prudential Issues Certificates section of the prospectus.

Evidence of insurability satisfactory to Prudential will be required if the Face Amount exceeds the limits set forth in your Certificate.
Changes in Personal Status

Continuing Coverage If You Become Totally Disabled

If you become totally disabled prior to age 60 and are unable to work in any occupation, Prudential will extend your Group Variable Universal Life coverage so that you will continue to have insurance coverage equal to the Face Amount of your Certificate until you reach age 65 or are no longer totally disabled. When you reach age 65 or are no longer totally disabled, you may continue your Group Variable Universal Life Coverage even if you are on a disability leave of absence. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.

Continuing Coverage at Retirement

You can continue coverage at retirement. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.

Continuing Coverage When You Leave the Group for Reasons Other Than Retirement

You may elect to continue your Group Variable Universal Life coverage if you leave for any reason and are no longer an Eligible Group Member. We call this "Continuation Coverage." Continuation rates are higher than rates for coverage as an Eligible Group Member, but will not exceed the guaranteed rates. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.

Please contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at
(800) 562-9874 to answer any questions or to obtain transaction forms.

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Exclusions

As stated in the prospectus, Group Variable Universal Life Insurance has a suicide exclusion. See the OTHER GENERAL CONTRACT PROVISIONS - Suicide Exclusion section of the prospectus for details.
DEATH BENEFITS
Types Of Death Benefit

You have a Certificate with a Death Benefit Option B; your Death Benefit will vary with investment experience. The Death Benefit may be increased to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

Changes in Face Amount

Increases in Face Amount

For Face Amounts based on annual salary or earnings, we may increase Face Amounts based on salary or earnings information reported to us. At any time, you may choose to increase your Face Amount of insurance, but you must provide evidence of good health. If you have continued your coverage, you are not eligible to increase your Face Amount.

Decrease in Face Amount

Face Amounts will not decrease unless you request a decrease. However, if your Face Amount is a multiple of salary, then your Face Amount may decrease if your salary decreases.

ADDITIONAL INSURANCE BENEFITS

Accelerated Benefit Option

A Participant (employee or spouse) can generally elect to receive up to either 50% or 75% of the Face Amount or Net Amount at Risk, up to a maximum of $250,000 and up to either 50% or 75% of the Participant’s Certificate Fund, when that Participant has been diagnosed with a life expectancy of 12 months or less (6 or 24 months in some states) due to a terminal illness. This is referred to as Terminal Illness Proceeds, and it reduces the amount of any Death Benefit that subsequently becomes due and payable.

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APPENDIX: Funds Available Under the Certificate
The following is a list of Funds available under the Certificate. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at https://www.prudential.com/employers/group-insurance/gvul-funds/. You can also request this information at no cost by calling 800-562-9874. Fund prospectuses and other information are also available from a financial intermediary (such as an insurance sales agent or broker-dealer) through which the Certificate may be purchased or sold.

The current expenses and performance information below reflects fees and expenses of the Funds, but do not reflect the other fees and expenses that your Certificate may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

The investment managers and subadvisers for the Funds charge a daily investment management fee as compensation for their services. Allocations made to all AST and PSF Funds benefit us financially because fees are paid to us or our affiliates by the AST and PSF Funds. More detailed information, including a full description of these fees, is available in the attached Fund prospectuses.

Type	Fund - Investment Manager(s) / Subadviser(s)	Current Expense	Average Annual Total Returns As Of 12/31/2021
			1 year	5 year	10 year
High Yield Bond	Deutsche DWS High Income VIP (Class A) - DWS Investment Management Americas, Inc.	0.71%^	4.00%	6.02%	6.16%
Global/International	^^Templeton Foreign VIP Fund (Class 2) - Templeton Investment Counsel, LLC	1.06%^	4.16%	2.71%	4.00%
Global/International	Janus Henderson Overseas Portfolio (Institutional) - Janus Capital Management LLC	0.87%	13.58%	13.35%	6.25%
Large Growth	Janus Henderson Research Portfolio (Institutional) - Janus Capital Management LLC	0.60%	20.33%	21.99%	17.45%
Small Blend	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio (Service) - Lazard Asset Management LLC	1.15%^	19.87%	10.45%	11.89%
Large Blend	MFS® Research Series (Initial Class) - Massachusetts Financial Services Company	0.78%^	24.80%	17.94%	15.64%
Global/International	PSF Global Portfolio (Class I) - PGIM Investments LLC / LSV Asset Management; Massachusetts Financial Services Company; PGIM Quantitative Solutions LLC; T. Rowe Price Associates, Inc.; William Blair Investment Management, LLC	0.77%^	18.23%	15.62%	13.06%
Balanced	PSF PGIM Flexible Managed Portfolio (Class I) - PGIM Investments LLC / PGIM Fixed Income; PGIM Limited; PGIM Quantitative Solutions LLC	0.61%	17.36%	11.17%	10.91%
Money Market	PSF PGIM Government Money Market Portfolio (Class I) - PGIM Investments LLC / PGIM Fixed Income	0.32%	0.04%	0.87%	0.44%
Large-Cap Growth	PSF PGIM Jennison Blend Portfolio (Class I) - PGIM Investments LLC / Jennison Associates LLC	0.46%	20.36%	19.08%	15.32%
Large-Cap Growth	PSF PGIM Jennison Growth Portfolio (Class I) - PGIM Investments LLC / Jennison Associates LLC	0.61%	16.01%	26.79%	20.34%
Large-Cap Value	PSF PGIM Jennison Value Portfolio (Class I) - PGIM Investments LLC / Jennison Associates LLC	0.42%	27.79%	11.96%	11.69%
Fixed Income	PSF PGIM Total Return Bond Portfolio (Class I) - PGIM Investments LLC / PGIM Fixed Income; PGIM Limited	0.42%	(0.76)%	4.98%	4.68%
Large-Cap Blend	PSF Stock Index Portfolio (Class I) - PGIM Investments LLC / PGIM Quantitative Solutions LLC	0.29%	28.28%	18.13%	16.23%
Large-Cap Growth	T. Rowe Price All-Cap Opportunities Portfolio - T. Rowe Price Associates, Inc.	0.80%^	20.80%	26.19%	19.64%
Large-Cap Value	T. Rowe Price Equity Income Portfolio - T. Rowe Price Associates, Inc.	0.74%^	25.55%	11.01%	11.81%
^ The Fund’s annual current expense reflects temporary fee reductions.
^^ Effective June 10, 2022, you may no longer make additional allocations into the Templeton Foreign VIP Fund.

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